UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2023

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

In 2022, Silvergate Capital Corporation (the "Company") increased employee headcount at a rapid rate in an effort to keep up with its growing digital asset business and serve its customers. In the fourth quarter of 2022, the digital asset industry underwent a transformational shift, with significant over-leverage in the industry leading to several high-profile bankruptcies. In response to this recent turmoil in the digital asset industry and the corresponding impact on the Company’s balance sheet, the Company is taking several actions to help ensure its business is resilient, including recalibrating its expense base. As part of this recalibration, the Company is reducing its headcount by approximately 200 employees or 40% of its workforce in order to account for the economic realities facing the digital asset industry today. Reducing headcount will enable the Company to continue to offer a tailored customer experience, while prudently managing expenses in a more challenging macro environment.

Impacted employees were notified on January 4, 2023, and the Company is providing these individuals with severance packages and job placement resources. The Company estimates aggregate costs associated with the reduction in force of approximately $8.0 million, including approximately $6.1 million in severance payments and $1.3 million in employee benefits. The majority of these costs will be incurred in the first quarter of 2023. These costs are in addition to a $4.0 million restructuring charge incurred in the fourth quarter of 2022 primarily related to severance and employee benefit costs associated with the Company exiting its mortgage warehouse lending product in the fourth quarter of 2022.

ITEM 2.06 MATERIAL IMPAIRMENTS.

After performing an impairment analysis of the Company’s intangible assets, the Company will take an impairment charge of $196 million in the fourth quarter of 2022 related to developed technology assets purchased in January 2022. Given the significant changes in the digital asset industry landscape, this charge reflects the Company’s belief that the launch of a blockchain-based payment solution by the Company is no longer imminent. The Company will continue to seek opportunities to realize value from these technology assets.

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 5, 2023, the Company issued a press release announcing select unaudited and preliminary fourth quarter 2022 financial metrics, and will host a business update conference call to follow at 8:00 a.m. (Eastern Time) the same day. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under Item 7.01 and Item 9.01, including Exhibit 99.1 hereto, of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

Statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,”

“intend,” “plan,” “project,” “projection,” “forecast,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this release, please refer to the Company's public reports filed with the U.S. Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence. In addition, we cannot assess the impact of each risk and uncertainty on our business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit

Number	Description

99.1	Press release dated January 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date:	January 5, 2023	By:	/s/ Alan J. Lane
Alan J. Lane Chief Executive Officer

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